Exhibit 10.1

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (this "Agreement"), dated 19 November 2021 (“Effective Date”), is by Value Exchange International, Inc., a Nevada U.S.A. corporation located at Unit 602, Block B, 6 Floor, Shatin Industrial Centre, 5-7 Yuen Shun Circuit, Shatin, N.T., Hong Kong (the “Company”) and Mr. Heng Fai Chan, with an address of c/o Alset International Limited, 7 Temasek Boulevard #29-01B, Suntec Tower One, Singapore 038987 (the "Buyer"). The Buyer and the Company are sometimes hereinafter referred to individually as a “Party” and collectively referred to as the “Parties”.

Background: Buyer is acquiring three hundred ten thousand three hundred ninety-one (310,391) shares (the “Shares”) of the Company’s common stock, $0.00001 par value in a private transaction from a current shareholder of the Company (“Seller”). The Shares are “restricted securities” under the Securities Act. Buyer has requested that the Company enter into this Agreement in connection with the purchase of the Shares and the Company has agreed to do so.

For good and valuable consideration, the sufficiency of which is acknowledged by the Parties, the Parties agree:

1.             Defined Terms.

(i)            “Adverse Disclosure” shall mean any public disclosure of material non-public information, which disclosure, in the good faith judgment of the Chief Executive Officer of the Company or Company’s Board of Directors, after consultation with counsel to the Company, (A) would be required to be made in any Registration Statement or prospectus thereto in order for the applicable Registration Statement or prospectus not to contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements contained therein (in the case of any prospectus and any preliminary prospectus, in the light of the circumstances under which they were made) not misleading, (B) would not be required to be made at such time if the Registration Statement were not being filed, declared effective or used, as the case may be, and (C) the Company has a bona fide business purpose for not making such information public.

(ii)           “Material” means a fact that a reasonable investor would consider important in making a decision about buying, selling or hold any securities.

(iii)          “Registration Statement” shall mean any registration statement that covers Registrable Securities pursuant to the provisions of this Agreement and filed under Securities Act, including any Rule 415 shelf Registration Statement, and, in each case, including the prospectus included in the Registration Statement, amendments (including post-effective amendments), and supplements to Registration Statement, and all exhibits to and all material incorporated by reference in the Registration Statement. Form S-8 registration statements are not included in the definition of Registration Statement and are not governed by this Agreement.

1

(iv)          “Registration Expenses” shall mean the expenses of a Registration Statement, including, without limitation, the following: (A) all registration and filing fees; (B) fees and expenses of compliance with U.S. securities or blue sky laws (including reasonable fees and disbursements of outside counsel for any underwriters in connection with blue sky qualifications of Registrable Securities); (C) printing, messenger, telephone and delivery expenses; (D) reasonable fees and disbursements of legal counsel for the Company; (E) reasonable fees and disbursements of all independent registered public accountants of the Company incurred specifically in connection with such Registration; and (F) other expenses required to be listed in Part II of the Registration Statement.

(v)           “Registrable Securities” means the Shares and any other securities of the Company that are registered under a Registration Statement by the Company or others.

(vi)          “Rule 144” shall mean Rule 144 promulgated under the Securities Act, as amended from time to time, or any similar successor rule thereto that may be promulgated by the SEC.

(vii)         “Rule 415” shall mean Rule 415 promulgated under the Securities Act, as amended from time to time, or any similar successor rule thereto that may be promulgated by the SEC.

(viii)        “Securities Act” shall mean the Securities Act of 1933, as amended from time to time.

(ix)          “Underwritten Offering” shall mean a Registration Statement in which securities of the Company are sold to an “Underwriter” (as defined in the Securities Act and rules promulgated thereunder) in a firm commitment underwriting for distribution to the public.

2.       Registration Rights. Effective as of, and subject to the consummation of the closing of Buyer’s purchase of the Shares from the Seller under a Stock Purchase Agreement between the Buyer and Seller (“Purchase Agreement”), the Company grants the Buyer (or any successor in interest thereto) the following registration rights regarding the Shares.

(a)        Piggyback Registration Rights. The Company shall include the Shares on the next Registration Statement the Company files with U.S. Securities and Exchange Commission (“SEC”) under the Securities Act. Notwithstanding the foregoing, the Company shall not be in breach of this Agreement if any or all of the Shares cannot be included on the next Registration Statement the Company files with the SEC as a result of either (i) in the case of an underwritten offering, the managing Underwriter as set forth below in subsection (c) below, or (ii) SEC Guidance (as defined below in subsection (b) below) under Rule 415 or similar rule, or SEC comment letter on the Registration Statement, limits or indicates SEC opposition to the number of the Shares which may be included in a registration statement with respect to the Buyer.

(b)        Notwithstanding the registration obligations set forth in this Section 2, if the SEC informs the Company that all of the Shares cannot, as a result of the application of Rule 415, be registered for resale on a single eligible registration statement (“Registration Statement”), the Company agrees to promptly inform the Buyer and use its commercially reasonable efforts to file amendments to any Registration Statement as required by the SEC, covering the maximum number of the Shares permitted to be registered by the SEC, on Form S-1 or such other form available to register for resale the Shares as a secondary offering; provided, however, that prior to filing such amendment, the Company shall be obligated to use diligent efforts to advocate with the SEC for the registration of all of the Shares in accordance with any (i) any publicly-available written or oral guidance of the SEC staff, or any comments, requirements or requests of the SEC staff and (ii) the Securities Act and rules promulgated thereunder (collectively, “SEC Guidance”), including without limitation, Compliance and Disclosure Interpretation 612.09. Notwithstanding any other provision of this Agreement, if the SEC or any SEC Guidance sets forth a limitation on the number of Shares permitted to be registered on a particular registration statement (and notwithstanding that the Company used diligent efforts to advocate with the Commission for the registration of all or a greater portion of Shares), unless otherwise directed in writing by the Buyer, the number of Shares to be registered under a Registration Statement will be reduced as follows: (i) First, the Company shall reduce or eliminate any securities to be included by any person other than the Buyer; (ii) Second, subject to written approval by the Buyer, the Company shall reduce the Shares. In the event of a cutback hereunder, the Company shall give the Buyer at least five (5) Business Days’ prior written notice. “Business Days” means any weekday in the State of Nevada that is not a national holiday recognized by the U.S. Government.

2

(c)        In addition, if any rights granted pursuant to this Section 2 involves the inclusion of securities in connection with an underwritten offering, and the managing Underwriter (or, in the case of an offering that is not underwritten, an investment banker) shall advise the Company that, in its opinion, the number of securities requested and otherwise proposed to be included on a Registration Statement exceeds the number which can be sold in such offering without adversely affecting the marketability of the offering, the Company will include in such Registration Statement to the extent of the number which the Company is so advised can be sold in such offering, first, the securities the Company proposes to sell for its own account on such registration statement and second, the Shares of the Buyer requesting to be included on such registration statement.

(d)        In the event the Company amends any Registration Statement in accordance with the foregoing, the Company will use its commercially reasonable efforts to file with the SEC, as promptly as allowed by the SEC or SEC Guidance provided to the Company or to registrants of securities in general, one or more registration statements on Form S-1 or S-11 or such other form available to register for resale those Shares that were not registered on any prior registration statement filed with the SEC (excluding Form S-8 or any other registration statement filed under the Securities Act solely to register Company securities for an incentive compensation plan for Company’s officers, directors or employees). Neither this Agreement nor any provisions herein constitute a promise or guarantee that a Registration Statement will be declared effective by the SEC or, if applicable, any state securities regulator.

(e)        Subject to the terms of this Agreement, the Company shall use its commercially reasonable efforts to keep any Registration Statement continuously effective under the Securities Act until the first to occur of: (A) the date that is one (1) year from the date the Registration Statement is declared effective by the SEC and (B) the date that all Shares covered by the Registration Statement have been sold, thereunder or pursuant to Rule 144 under the Securities Act (“Rule 144”).

(f)        Notwithstanding the provisions of this Section 2, the Company will not be obligated to file a Registration Statement if the Company has reasonable basis for believing that the filing of the Registration Statement would violate applicable federal or state securities laws and its outside securities counsel concurs with that conclusion.

3

3.       Registration Expenses. The Registration Expenses of any Registration Statement shall be borne by the Company. It is acknowledged by the Buyer that the Buyer shall bear the following costs only to the extent that they apply to the sale of the Buyer’s Shares, and not as they may apply to any other sale of securities: any Underwriters’ or agents’ commissions and discounts or brokerage fees in relation to the sale of the Shares and all stock transfer and registrar charges for processing the Shares or issuing stock certificates for the Shares.

4.       Requirements for Participation in Registration Statement Underwritten Offerings. Notwithstanding anything in this Agreement to the contrary, if any Buyer does not timely provide the Company with its requested information about the Buyer, the Company may exclude such Shares from the applicable Registration Statement if the Company determines, based on the advice of counsel, that such information is necessary to Registration Statement under applicable securities laws and Buyer continues thereafter to withhold such information. No person may participate in any Underwritten offering or other coordinated offering for equity securities of the Company pursuant to a Registration Statement initiated by the Company hereunder unless such person (i) agrees to sell such person’s securities on the basis provided in any arrangements approved by the Company and (ii) timely completes and executes all customary questionnaires, powers of attorney, indemnities, lock-up agreements, underwriting or other agreements and other customary documents as may be reasonably required under the terms of such arrangements.

5.       Suspension of Sales. Upon receipt of written notice from the Company that a Registration Statement or prospectus thereto contains a misstatement or omission of a material fact (“Misstatement”), Buyer shall forthwith discontinue disposition of Shares registered and eligible for sale under the Registration Statement until Buyer has received copies of a supplemented or amended prospectus correcting the Misstatement (it being understood that the Company hereby covenants to prepare and file such supplement or amendment as soon as practicable after the time of such notice), or until it is advised in writing by the Company that the use of the Registration Statement’s prospectus may be resumed. If the filing, initial effectiveness or continued use of a Registration Statement at any time would (i) require the Company to make an Adverse Disclosure, (ii) require the inclusion in such Registration Statement of financial statements that are unavailable to the Company for reasons beyond the Company’s control, or (iii) in the good faith judgment of the majority of the Company’s Board of Directors (“Board”) such Registration Statement, be seriously detrimental to the Company and the majority of the Board concludes as a result that it is essential to defer such filing, initial effectiveness or continued use at such time, the Company may, upon giving prompt written notice of such action to the Buyer, delay the filing or initial effectiveness of, or suspend use of, such Registration Statement for the shortest period of time determined in good faith by the Company to be necessary for such purpose. In the event the Company exercises its rights under this Section 5, the Buyer agrees to suspend, immediately upon his receipt of the notice referred to above, his use of the prospectus relating to any Registration Statement in connection with any sale or offer to sell Registrable Securities.

4

6.       Representations of Company.

(a)       Reporting Obligations. As long as the Buyer shall own the Shares, the Company, at all times while it shall be a reporting company under the Securities Exchange Act of 1934, as amended, (“Exchange Act”) covenants to use commercially reasonable efforts to file timely (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to Sections 13(a) or 15(d) of the Exchange Act.

(b)       The Company has all requisite power and authority to execute, deliver and perform under this Agreement and the other agreements, certificates and instruments to be executed by the Company in connection with or pursuant to the provisions of this Agreement that are applicable to the Company. Upon execution, this Agreement is a legal, valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance or similar laws affecting the enforcement of creditors' rights generally and subject to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity).

(c)       The execution, delivery and performance of this Agreement by the Company will not conflict with or result in the breach of any term or provision of, or violate or constitute a default under, any charter provision or bylaw or under any material agreement, to which the Company is a party or by which the Company is in any way bound or obligated.

7. Representations by Buyer. The Buyer hereby represents and warrants to Seller, which representations and warranties shall survive the Closing, the following:

(a)        Authority. Buyer has all requisite power and authority to execute, deliver and perform under this Agreement and the other agreements, certificates and instruments to be executed by Buyer in connection with or pursuant to this Agreement. Upon execution and delivery by Buyer, this Agreement is a legal, valid and binding agreement of Buyer, enforceable against Buyer in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance or similar laws affecting the enforcement of creditors' rights generally and subject to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity).

8. Miscellaneous.

(a)        Entire Agreement. This Agreement contains the entire understanding of the Parties and supersedes all previous verbal and written agreements, commitments and understandings. There are no other agreements, representations, or warranties set forth herein. Each Party has relied solely upon representations or covenants expressly set forth in this Agreement in deciding to enter into this Agreement.

(b)        Notices. All notices or other documents under this Agreement shall be in writing and delivered in person or mailed by certified mail, postage prepaid, addressed to the Parties at the addresses first above written, on any new address designated in like manner by any party.

5

(c)        Waiver. No delay or failure by either party to exercise any right under this Agreement, and no partial or single exercise of such right, shall constitute a waiver of that or any other right, unless otherwise expressly provided herein.

(d)        Survival of Agreements. All agreements, covenants, representations and warranties contained herein or made in writing in connection with the transactions contemplated hereby shall survive the execution and delivery of this Agreement for one (1) year.

(e)       Events of Termination. Anything herein or elsewhere to contrary notwithstanding, this Agreement may be terminated by written notice of termination at any time by mutual written consent of the Parties. Upon termination of this Agreement, each Party will have no liabilities or continuing obligations to the other parties under this Agreement. If the Shares are not acquired by the Buyer under the Purchase Agreement by or before December 1, 2021, then this Agreement will be void and without effect without any notice or action by the Parties.

(f)        Governing Law. This Agreement shall be enforced, governed and construed in accordance with the laws of the State of Nevada, U.S.A., without giving effect to its choice of laws principles or conflict of laws provisions.

(g)        Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of Parties and their respective successors and assigns.

(h)       Execution and Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

(i)       Headings. The descriptive headings of the Sections hereof are inserted for convenience only and do not constitute a part of this Agreement.

(j)       Remedies. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

6

IN WITNESS WHEREOF, the undersigned have duly executed this Agreement as of the Effective Date.

VALUE EXCHANGE INTERNATIONAL, INC., a Nevada U.S.A. corporation

By:	/s/ Tan, Seng Wee

Name:	Tan, Seng Wee (Kenneth Tan)

Title:	President

BUYER:	Heng Fai Chan

Signature:	/s/ Heng Fai Chan

7